Warrant Liability	3 Months Ended
Mar. 31, 2026
Warrant Liability [Abstract]
WARRANT LIABILITY
6.	WARRANT LIABILITY

On September 20, 2023, the Company issued approximately 7.5 million warrants. Each warrant is exercisable for 1.171 common shares of Greenfire at an exercise price of US$9.82 per share. The outstanding warrants expire on September 19, 2028, and contain a cashless exercise feature, permitting an exercise without the payment of the exercise price by the issuance of a net, lower number of common shares. The warrants are remeasured to their fair value at each reporting period with the change recognized through the statement of comprehensive income (loss). The following table summarizes the changes to the Company’s warrant liability.

	Warrants (‘000)	Fair value
Balance, January 1, 2025	7,527	$18,304
Gain on warrant liability revaluation	-	(14,176)
Balance, December 31, 2025	7,527	$4,128
Loss on warrant liability revaluation	-	5,487
Balance, March 31, 2026	7,527	$9,615

The fair value of each warrant was estimated using the Black Scholes Merton model with the following assumptions:

As at	March 31, 2026	December 31, 2025
Share price $US	$6.32	$4.76
Exercise price $US	$9.82	$9.82
Average risk-free interest rate	2.95%	2.57%
Average expected volatility (1)	39%	39%
Average expected life (years)	2.50	2.75

(1)	Expected volatility has been based on historical share volatility and that of similar market participants.

A 10% increase in the share price would increase warrant liability by $3.3 million with a corresponding adjustment to the statement of comprehensive income (loss).